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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                  WARBURG PINCUS WORLDPERKS MONEY MARKET FUND

The following information supplements certain information contained in the Prospectus and Statement of Additional Information related to the Fund.

The Board of Directors of the Fund has recently reviewed and unanimously endorsed a proposal to have Credit Suisse Asset Management, LLC, the Fund's investment adviser ("CSAM"), take full responsibility for the day-to-day portfolio management of the Fund beginning in February 2001. Until then, that responsibility will continue to be shared with BlackRock Investment Management Corporation. The Board believes that shifting full investment authority to CSAM is appropriate in light of the capabilities of CSAM's money market portfolio management group, which have been enhanced significantly since the Fund commenced operations in 1998.

Dated: December 5, 2000                                            FFNWF-16-1200